VIKING MUTUAL FUNDS

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

 Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

 (each, a “Fund” and collectively, the “Funds”)

Supplement Dated September 2, 2020 to the Prospectus

and Statement of Additional Information dated November 29, 2019

The changes set forth below relate to the addition of intermediary-specific sales charge waivers and discounts for Fund shares purchased through Robert W. Baird & Co. The addition of Robert W. Baird & Co. is effective immediately.

In the Funds’ Prospectus, the statement below is updated to reflect the addition of Robert W. Baird & Co. under the following sections and sub-sections: (i) the “Class A Shares”, “Limited Contingent Deferred Sales Charge”, and “Sales Charge Reductions and Waivers” sub-sections within the section entitled “The Shares Offered”, and (ii) the “Exchanging Shares” and “Share Class Conversions” sub-sections within the section entitled “How to Buy Shares”:

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., Raymond James, and Robert W. Baird & Co.

The following replaces the similar statement at the beginning of Appendix A of the Funds’ Prospectus:

The sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co are set forth below. The financial intermediary-specific information below is provided by, or based on information provided by, the financial intermediaries noted.  Each financial intermediary’s transaction procedures, including the sales charge reductions and waivers set forth below, are implemented by and are the responsibility of the applicable financial intermediary set forth below, not the Funds.  You should consult with your intermediary for additional information or if you have questions regarding its sales charge reductions and waivers.

The following is added at the end of Appendix A of the Funds’ Prospectus

Shareholders Purchasing Fund Shares Through Robert W. Baird & Co. (“Baird”)

Effective on or after September 2, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A-shares Available at Baird

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•         Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•         Shares purchased using the proceeds of redemptions from an Integrity/Viking Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•         A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•         Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A shares Available at Baird

•         Shares sold due to death or disability of the shareholder

•         Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•         Shares bought due to returns of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described may be in the Fund’s prospectus

•         Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•         Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•         Breakpoints as described in this prospectus

•         Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Integrity/Viking Fund assets held by accounts within the purchaser’s household at Baird.  Eligible Integrity/Viking Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Integrity/Viking Funds through Baird, over a 13-month period of time

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In the Funds’ Statement of Additional Information, the statement below is updated to reflect the addition of Robert W. Baird & Co. under the following sections and sub-sections: “Initial sales charges—Class A Shares”, “Cumulative quantity discount—Class A Shares”, “Letter of Intent (LOI)—Class A Shares”, “Group purchases—Class A Shares”, “Sales charge waivers for certain investors—Class A Shares”, and “Exchange privilege and Share Class Conversions” sub-sections within the section entitled “Buying and Selling Shares”:

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., Raymond James, and Robert W. Baird & Co.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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